EXHIBIT 5
                                    ---------

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND NEITHER THIS WARRANT NOR SUCH SHARES MAY BE SOLD, ENCUMBERED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR, IF AN EXEMPTION FROM REGISTRATION SHALL BE AVAILABLE, THE HOLDER SHALL HAVE DELIVERED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

            Void after 5:00 p.m. New York Time, on October 12, 1996.
              Warrant to Purchase 1,500,000 Shares of Common Stock.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                          DIGITAL PRODUCTS CORPORATION


          This is to certify that, in consideration for the execution by Strategic Technologies, Inc. (the "Holder") of an Agreement and Plan of Merger dated October 13, 1995 ("Merger Agreement") relating to a proposed merger transaction between the Holder, Strategic Florida Inc. ("Merger Sub") and Digital Products Corporation (the "Company"), the Holder is entitled to purchase, subject to the provisions of this Warrant, from the "Company", up to 1,500,000 fully paid, validly issued and nonassessable shares of Common Stock, $.025 par value, of the Company ("Common Stock") at a price of $.25 per share on or before October 12, 1996 (the "Expiration Date") only if one of the conditions set forth in paragraph 1 below is met. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock are subject to the provisions of Section 1(b) hereof and may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price".

          1. EXERCISE OF WARRANT.

          (a) The Warrant may be exercised as to the number of Warrant Shares set forth in Section 1(b) hereof only if, before the Expiration Date, the Holder has paid the expenses of the Company incurred to date (the "Paid Expenses") and the Merger Agreement has been terminated without consummation of the Merger as a result of any of the following events in (i) to (vi): (i) the Board of Directors of the Company withdraws or modifies its approval or recommendation of the Merger Agreement or the Merger, approves or recommends another takeover proposal, enters into an agreement with respect to another takeover proposal or terminates the Merger Agreement (other than as a result of a willful and material breach of the Merger Agreement by the Holder or Merger Sub (which breach shall not have been cured within five business days following the Holder's receipt of written notice of such breach from the Company, (ii) the requisite approval of the Company's stockholders for the Merger is not obtained at the Company Stockholders' Meeting; (iii) more than 2 1/2% of shares of the Company become subject to dissent; (iv) the Company Stockholders' Meeting does not occur prior to the termination of the Merger Agreement pursuant to Section 7.1(b)(ii) of the Merger Agreement; or (v) there is a material breach of any representation, warranty or covenant thereof by the Company which is not remedied prior to the Effective Time (as defined in the Merger Agreement) and/or (vi) the Merger is terminated by virtue of failure to meet the conditions precedent to closing set forth in
Section 6.2(d), Section 6.3(e), and/or Section 6.1(d) of the Merger Agreement.

          (b) In the event the Merger terminates for any reason other than those set forth in subsection 5.9(b) (i), (ii), (iv) or Section 6.3(e) of the Merger Agreement, this Warrant may only be exercisable to the extent of the Paid Expenses. In the event the Merger terminates as a result of an event set forth in subsection 5.9(b) (i), (ii), (iv) or Section 6.3(e) of the Merger Agreement, this Warrant may be exercisable in full.

          (c) This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form or through a credit against the Paid Expenses as set forth in Section 1(b) above. As soon as practicable after each such exercise of the Warrants, but no later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder. Upon receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

          (d)  Compliance with the Securities Act.  (1)  The Holder may exercise
               ----------------------------------
its Warrants if it is an "accredited investor" or a "qualified institutional buyer", as defined in Regulation D and Rule 144A under the Securities Act, respectively, provided each of the following conditions is satisfied:

               (a) The Holder establishes to the reasonable satisfaction of the Company that it is an "accredited investor" or "qualified institutional buyer"; and

               (b) The Holder represents that it is acquiring the underlying common stock for its own account and that it is not acquiring such underlying common stock with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control.

               (2) In the event of a proposed exercise that does not qualify under Section (d)(1), the Holder may exercise its Warrants only if:

                    (i) the Holder gives written notice to the Company of its intention to exercise, which notice (A) shall describe the manner and circumstances of the proposed transaction in reasonable detail and (B) shall designate the counsel for the Holder, which counsel shall be satisfactory to the Company;

                    (ii) counsel for the Holder shall render an opinion, in form and substance satisfactory to the Company, to the effect that such proposed exercise may be effected without registration under the Securities Act or under applicable Blue Sky laws; and

                    (iii) the Holder complies with Sections (d)(1)(b) above.

          (e) This Warrant may not be assigned in whole or in part without the prior written consent of the Company.

               (3) All stock certificates issued pursuant to the exercise of the Warrants shall bear the following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SHARES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

          2. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

          3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. The Company shall issue to the Holder the largest number of whole shares purchasable upon exercise of the Warrant. The Company shall not be required to make any cash or other adjustment in respect of such fraction of a share to which the Holder would otherwise be entitled.

          4. LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

          5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

          6. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

               (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (ii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

               (b) If the Company shall issue rights, options or warrants exercisable into Common Stock to all holders of its Common Stock entitling them to subscribe for, purchase or receive shares of Common Stock, the Exercise Price shall be subject to adjustment as follows. If the price at which Common Stock is issuable pursuant to such rights, options or warrants (the "Subscription Price") is less than the current market price of the Common Stock (as defined in Subsection (h) below) on the record date for such distribution, the Exercise Price in effect immediately prior to such issuance shall be multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock which the aggregate Subscription Price of the total number of shares of Common Stock issuable upon exercise of such rights, options or warrants would purchase at the then current market price of the Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock issuable upon exercise of such rights, options or warrants. If the Subscription Price is greater than or equal to the current market price (as defined in Subsection (h) below) of the Common Stock on the record date for such distribution, but less than the then effective Exercise Price, the Exercise Price in effect immediately prior to such issuance shall be multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock which the aggregate Subscription Price of the total number of shares of Common Stock issuable upon exercise of such rights or options would purchase at the Exercise Price in effect immediately prior to such issuance and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock issuable upon exercise of such rights, options or warrants. If the Subscription Price is greater than or equal to the current market price of the Common Stock on the record date for such distribution, and greater than or equal to the then effective Exercise Price, then there shall be no adjustment under this Subsection. Such adjustment shall be made each time such rights, warrants or options are issued and shall become effective immediately after the record date for the determination of Shareholders entitled to receive such rights, warrants or options; and to the extent that any such rights, warrants or options expire or are redeemed without the exercise or conversion thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the basis of the issuance of only the number of shares of Common Stock actually issued.

               (c) If the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (a) above) or subscription rights or warrants (excluding those referred to in Subsection (b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (h) below), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made each time such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

               (d) If the Company shall issue shares of its Common Stock, (excluding shares issued (i) in any transactions described in Subsection (a) above, (ii) upon exercise of existing stock options granted to the Company's employees, (iii) upon exercise of this Warrant, and (iv) to the shareholders of any corporation which merges into the Company in proportion to their stockholdings of such corporation immediately prior to such merger, or (v) in a bona fide public offering pursuant to a firm commitment underwriting) and if no adjustment is required under any other subjection of this Section 6 (without regard to the Subsection (j) below), the Exercise Price shall be subject to adjustment as follows. If the price at which Common Stock is issued (the "Offering Price") is less than the current market price of the Common Stock (as defined in Subsection (h) below) on the record date for such distribution, the Exercise Price in effect immediately prior to such issuance shall be multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock which the aggregate Offering Price of the total number of shares of Common Stock so issued would purchase at the then current market price of the Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock so issued. If the Subscription Price is greater than or equal to the current market price (as defined in Subsection (h) below) of the Common Stock on the date of such issuance, but less than the then effective Exercise Price, the Exercise Price in effect immediately prior to such issuance shall be multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock which the aggregate Offering Price of the total number of shares of Common Stock so issued would purchase at the Exercise Price in effect immediately prior to such issuance and the denominator of which shall be the number of shares outstanding on such record date plus the number of shares of Common Stock so issued. If the Offering Price is greater than or equal to the current market price of the Common Stock on the record date for such distribution, and greater than or equal to the then effective Exercise Price, then there shall be no adjustment under this Subsection. Such adjustment shall be made each time such an issuance is made.

               (e) If the Company shall issue any securities convertible into or exchangeable into Common Stock (excluding securities issued in transactions, described in Subsections (b) and (d) above) the Exercise Price shall be subject to adjustment as follows. If the price at which Common Stock is issuable pursuant to such convertible securities (the "Conversion Price") is less than the current market price on the record date for such distribution, the Exercise Price in effect immediately prior to such issuance shall be multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock which the aggregate Conversion Price of the total number of shares of Common Stock issuable upon conversion of the convertible securities would purchase at the then current market price of the Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock issuable upon conversion of such convertible securities. If the Conversion Price is greater than or equal to the current market price (as defined in Subsection (h) below) of the Common Stock on the record date for such distribution, but less than the then effective Exercise Price, the Conversion Price in effect immediately prior to such issuance shall be multiplied by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock which the aggregate Conversion Price of the total number of shares of Common Stock issuable upon conversion of the securities at the Exercise Price in effect immediately prior to such issuance and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock issuable upon conversion of such convertible securities. If the Conversion Price is greater than or equal to the current market price of the Common Stock on the record date for such distribution, and greater than or equal to the then effective Exercise Price, then there shall be no adjustment under this Subsection. Such adjustment shall be made each time such convertible securities are issued and shall become effective immediately after the record date for the determination of holders entitled to receive such convertible securities; and to the extent that any such convertible securities expire or are redeemed without the conversion thereof, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the basis of the issuance of only the number of shares of Common Stock actually issued.

               (f) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (a), (b), (c), (d) and (e) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

               (g) For purposes of any computation respecting consideration received pursuant to Subsections (d) and (e) above, the following shall apply:

                    (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                    (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                    (3) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this Subsection
               (g).

               (h)  For the purpose of any computation under Subsections (b),
(c), (d) and (e) above, the current market price per share of Common Stock at any date shall be deemed to be the lower of (i) the average of the mean of the high and low bid prices for 30 consecutive business days before such date or
(ii) the mean of the high and low bid price on the business day immediately preceding such date as reported by the National Association of Securities Dealers, Inc., or other similar organization if the National Association of Securities Dealers, Inc., is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors in good faith in the exercise of their best business judgment taking into account all relevant information known to them.

               (j) All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price in addition to those required by this Section 6, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of the Common Stock or securities convertible into Common Stock (including warrants).

               (k) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holder, at its last address appearing in the Warrant Register.
The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

               (m) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (j), inclusive above.

               (n) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

           7. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section 1 and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

           8. NOTICES TO WARRANT HOLDER. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

           9. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than the merger contemplated by the Merger Agreement or a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant, at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which said holder would have received if he had exercised this Warrant immediately prior to such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 9 shall similarly apply to successive reclassification, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (a) of Section 6 hereof.

          10. TERMINATION. This Warrant shall terminate and become void on the Expiration Date.

          IN WITNESS WHEREOF, Digital has duly executed this Warrant as of the date first above written.

Attest:                       DIGITAL PRODUCTS CORPORATION



By:       /s/ Thomas P. Gallagher      By:  /s/ Richard A. Angulo
          -----------------------           ------------------------------------
          Secretary                        Richard A. Angulo, President
                                             and Chief Executive Officer
[SEAL]